HIGHLAND FUNDS II

Supplement dated April 16, 2019 to the

Highland Funds II Statement of Additional Information,

dated February 1, 2019, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective immediately, the Statement of Additional Information is supplemented as follows:

The following Non-Fundamental Investment Restrictions under the heading “Investment Restrictions” beginning on page 30 are deleted in their entirety:

The Premier Growth Equity Fund, Fixed Income Fund and Income Fund:

11.	No Fund may invest in companies for the purpose of exercising control or management.

The Small-Cap Equity Fund:

9.	The Fund may not invest in companies for the purpose of exercising control or management.

The Total Return Fund:

10.	The Fund may not invest in companies for the purpose of exercising control or management.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.

HFII-SAI-SUPP3-0419